SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

                         -------------------------------

                        Date of Report: February 1, 2001


                             THE QUAKER OATS COMPANY
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             (Exact name of registrant as specified in its charter)

New Jersey                               1-12                   36-1655315
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


Quaker Tower P.O. Box 049001 Chicago, Illinois                  60604-9001
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:           (312) 222-7111
                                                          ----------------------

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Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)  Exhibits

     (99.1) The Quaker Oats Company Press Release, dated February 1, 2001.

     (99.2) Prepared comments for The Quaker Oats Company's telephone conference call broadcast on February 1, 2001.



Item 9.     Regulation FD Disclosure.
            ------------------------

      On February 1, 2001, The Quaker Oats Company (the "Company") issued a press release announcing its earnings for the quarter and year ended December 31, 2000. In addition, a telephone conference call regarding the Company's year-end earnings was broadcast on February 1, 2001. The press release is attached to this report as exhibit 99.1, and the prepared comments for the Company's telephone conference call are attached to this report as exhibit 99.2, and each are incorporated by reference to this report.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       THE QUAKER OATS COMPANY



                                       By:   /s/ William G. Barker
                                           -----------------------------------
                                           Name:  William G. Barker
                                           Title: Vice President and
                                                  Corporate Controller



Date:    February 1, 2001


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                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

99.1                       The Quaker Oats Company Press Release, dated
                           February 1, 2001.


99.2 Prepared comments for The Quaker Oats Company's telephone conference call broadcast on February 1, 2001.


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